EXHIBIT 99.1

                                  EXHIBIT 99.1
                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                             CONTRACT STATUS SUMMARY
                              AT NOVEMBER 18, 2002
NAME OF RIG                LOCATION       CUSTOMER                CONTRACT STATUS
SEMISUBMERSIBLES -
ATWOOD FALCON              MALAYSIA       WOODSIDE ENERGY LTD.    The rig has completed its work for Shell in
                                                                  Malaysia and has commenced its mobilization to
                                                                  Australia (expected to take three weeks) to
                                                                  commence its two wells plus three option wells
                                                                  contract for Woodside Energy Ltd.

ATWOOD HUNTER               EGYPT         BURULLUS GAS COMPANY    The rig's current contract with Burullus has been
                                          ("BURULLUS")            extended by two additional wells.  The rig has also
                                                                  been awarded a one-well contract by German Oil &
                                                                  Gas Egypt.  It should take approximately 100 days
                                                                  to complete the drilling of the three wells.

ATWOOD EAGLE          SHIPYARD IN GREECE                          The rig is continuing with its approximate
                                                                  $90 million water-depth upgrade and refurbishment,
                                                                  which should be completed in November/December
                                                                  2002.  Contract opportunities to commence following
                                                                  the rig's upgrade are being pursued
                                                                  internationally.

SEAHAWK                    MALAYSIA       EXXONMOBIL              The rig's current contract terminates in December
                                          EXPLORATION &           2003, with an option for the Operator to extend.
                                          PRODUCTION MALAYSIA
                                          INC.

ATWOOD SOUTHERN       MEDITER-RANEAN SEA  ENI S.P.A. - AGIP       The rig is in Italy completing certain upgrades to
CROSS                                     DIVISION ("AGIP" )      meet Italian requirements before it can commence
                                                                  its contract for AGIP.  The rig is expected to
                                                                  commence the AGIP contract sometime during November
                                                                  2002, with the work expected to take three to five
                                                                  months to complete.

SEASCOUT                UNITED STATES                             The SEASCOUT was purchased in December 2000 for
                        GULF OF MEXICO                            future conversion to a tender-assist unit, similar
                                                                  to the SEAHAWK, once an acceptable contract
                                                                  opportunity is secured.
CANTILEVER JACK-UPS -
VICKSBURG                MALAYSIA           EXXONMOBIL            In early October 2002, the rig commenced a two-year
                                            EXPLORATION AND       drilling program (with an option by EMEPMI for one
                                            PRODUCTION MALAYSIA   additional year), with EMEPMI having the right to
                                            INC. ("EMEPMI")       terminate the drilling program after one year at
                                                                  any time with a 120 days notice period.

ATWOOD BEACON          UNDER CONSTRUCTION                         The Company expects the construction of this
                                                                  ultra-premium jack-up drilling unit to be completed
                                                                  in June 2003.
SUBMERSIBLE -
RICHMOND                UNITED STATES     APPLIED DRILLING        The rig is currently drilling one well for Applied
                        GULF OF MEXICO    TECHNOLOGY INC.         Drilling Technology Inc., which is expected to be
                                                                  completed in late November/early December 2002.
                                                                  Immediately upon completion of its current
                                                                  contract, the rig will drill one well for
                                                                  Burlington Resources Oil & Gas Company.  Contract
                                                                  opportunities to commence following completion of
                                                                  the rig's current contracts are being pursued in the
                                                                  U.S. Gulf of Mexico.

MODULAR PLATFORMS -
GOODWYN 'A' /NORTH        AUSTRALIA       WOODSIDE ENERGY LTD.    There is currently an indefinite planned break in
RANKIN 'A'                                                        drilling activity for the two client-owned rigs
                                                                  managed by the Company.  The Company is involved in
                                                                  maintenance of the two rigs for future drilling
                                                                  programs.